UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

Senomyx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50791	33-0843840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11099 North Torrey Pines Road La Jolla, California		92037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 646-8300

Not Applicable.
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press release of Senomyx, Inc. dated July 29, 2004.

Item 12. Results of Operations and Financial Condition.

On July 29, 2004, we announced financial results for the second quarter ended June 30, 2004 in the earnings release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement of other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENOMYX, INC.

	By:	/s/ John Poyhonen
John Poyhonen
Vice President and Chief Financial and Business Officer
Date: July 29, 2004

INDEX TO EXHIBITS

99.1                           Press release of Senomyx, Inc. dated July 29, 2004.